UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/28/2004

RELIABILITY INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370
Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550 ext.203
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 28, 2004, Reliability Incorporated issued a press release announcing financial results for the three- and nine-month periods ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 2.06.    Material Impairments

Due to the continued lack of sales of the Ezy-Load product, the Company considered it necessary to perform an impairment review of the associated goodwill during the quarter. As a result of this review an impairment charge of $673,000 was recorded.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

    99.1   Press Release issued by Reliability Incorporated dated October 28, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INC

Date: October 28, 2004.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer, Secretary and Treasurer